STANCE SUSTAINABLE BETA ETF

Ticker Symbol: STSB

Listed on The Nasdaq Stock Market LLC

(a series of EA Series Trust)

Prospectus

September 14, 2024

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

STANCE SUSTAINABLE BETA ETF
Fund Summary
INVESTMENT OBJECTIVE
The Stance Sustainable Beta ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”).
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.49%
1 Other Expenses are estimated for the current fiscal year.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$50	$157
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.
Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index
The Index was developed in 2017 by Change Finance, PBC, the Fund’s index provider (“Change Finance” or the “Index Provider”), and measures the performance of an equal-weighted portfolio of approximately 100 large-, mid-capitalization equity securities of U.S.-listed companies. The Index excludes companies involved in the fossil fuel industry, fossil-fired utilities and companies which fail to meet a diverse set of environmental, social, and governance (“ESG”) standards.
Construction of the Index begins with the constituents of the Solactive US Large & Mid Cap Index (the “Solactive Universe”), generally the 1,000 largest U.S.-listed common stocks and real estate investment trusts (“REITs”). The Solactive US Large and Mid Cap Index is designed to measure the performance of equity securities of large- and mid-capitalization equity issuers covering approximately the largest 85% of the free-float market capitalization in the United States. It is calculated as a total return index in U.S. dollars and weighted by free-float market capitalization.
To be eligible for inclusion in the Index, companies must meet the ESG standards determined by Change Finance, which relies on ESG indicators provided by ISS ESG, a division of Institutional Shareholder Services (“ISS”), a global provider of investment data and analytics. ISS ESG indicators measure the degree to which a company performs its business in accordance with specified ESG factors. Such factors include (i) whether a company’s primary business is in a prohibited industry (e.g., oil, gas, coal, tobacco); (ii) whether a company is involved in producing goods in a controversial business area (e.g., fossil fuels, nuclear power, genetically modified organisms (“GMOs”), military weapons, pesticides); (iii) whether a company has a history of controversial business practices relating to human rights, labor rights, environmental protection, or business malpractice (e.g., corruption, extreme tax avoidance); as well as (iv) standards and performance criteria related to environmental impacts (e.g., emissions, harmful chemicals in product portfolio, biodiversity management) and human impacts (e.g., hiring practices related to diversity, supply chain standards, health risk in product portfolio). Each factor may be evaluated using one or more indicators. Indicators generally take one of three forms: (A) a percentage of revenue derived from a particular business activity; (B) an analyst rating from 1-4 (with 1 being the lowest score and 4 the highest); or (C) for controversy indicators, the severity of the controversy (e.g., human rights).
ISS ESG assigns a score, with respect to each applicable indicator, to each company. To be eligible for inclusion in the Index, a company must meet the minimum threshold score established by the Index methodology with respect to each indicator. At its discretion and from time to time, Change Finance may supplement ISS ESG data with data from additional sources to further refine eligibility. In addition, Change Finance may make adjustments to the Eligible Companies selected for inclusion in the index, for example, to preserve eligibility to file shareholder proposals or to retain access for ongoing or potential shareholder engagement. The companies eligible for inclusion in the Index (the “Eligible Companies”) are then sorted by sector (e.g., healthcare, technology, consumer services) and ranked within each sector by their free-float market capitalization. As of June 30, 2024, the Index had significant exposure to the following sectors: Information Technology (35.84%), Financials (18.55%) and Health Care sectors (14.78%).
The Index contains approximately 100 equally-weighted Eligible Companies, and the weight of each sector in the Index reflects the weight of such sector in the Solactive Universe. For example, if the technology sector makes up 35.84% of the Solactive Universe, the 36 largest Eligible Companies in the technology sector will generally be included in the Index with a total weight of 36%.
At the time of each reconstitution of the Index, 100 companies are selected for inclusion in the Index and equally-weighted (i.e., each of the 100 companies receives a weight of 1%). The Index is reconstituted quarterly after the close of trading on the 10th business day of each March, June, September, and December, utilizing data from the last business day of the month preceding the reconstitution. The Index’s exposure may change significantly with each reconstitution or based on market movements between reconstitutions.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in the equity securities of Eligible Companies (i.e., companies that meet the ESG criteria described above) that do not derive any revenue from fossil fuel production, fossil fuel power generation, tobacco production, production of GMOs, nuclear power generation, weapons production, or hazardous pesticide production. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. With respect to this policy, the Fund defines “equity securities” to mean common and preferred stocks, rights, warrants, depositary receipts, equity interests in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Sub-Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index the risk, return and other characteristics of which closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Sub-Adviser may engage in shareholder activism with respect to the Fund’s holdings by sending letters, engaging in dialog with company management and possibly submitting shareholder proposals on a variety of ESG-related issues, including those related to the ESG Factors.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
•Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
•Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares are more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV.
•Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.
•Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.
•Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.
REIT Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.
Risk of Investing in ESG Companies. The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Index methodology’s ESG investment screening. This may affect the Fund’s exposure to certain companies or industries and may adversely impact the Fund’s performance depending on whether such companies or industries are in or out of favor in the market. The Fund’s performance may be lower than other funds that do not seek to invest in companies based on ESG factors and/or remove certain companies or industries from its selection process. The Index methodology seeks to identify companies that meet certain ESG standards and scores, but investors may differ in their views of ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, the Index methodology incorporates ESG information provided by third-party data providers, which may be incomplete, inaccurate or unavailable for certain issuers. In addition, ESG information across third-party data providers, indexes and other funds may differ and/or be incomplete.
Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.
Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.
MLP Risk. Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in low volumes due to their small capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. The Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Fund.
Concentration Risk. The Fund will be concentrated (i.e., invest more than 25% of Fund assets) in the industries or group of industries within a single sector to the extent that the Index is so concentrated. A portfolio concentrated in one or more sectors may present more risks than a portfolio broadly diversified over several sectors. As of June 30, 2024, the Fund was concentrated in the information technology sector.
Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.
Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors. While the Fund’s sector exposure is expected to vary over time based on the composition of the Index, the Fund anticipates that it may be subject to the risks associated with the information technology, financials, and health care sectors.

•Information Technology Sector Risk. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
•Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
•Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, litigation, obsolescence of technology, and an increased emphasis on the delivery of health care through outpatient services. The business operations and profitability of companies in the pharmaceuticals and biotechnology industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection, and intense competition.
Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider relies on an independent calculation agent to calculate and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.
Third-Party Data Risk. The composition of the Index is heavily dependent on proprietary information and data supplied by a third party (“Third-Party Data”). When Third-Party Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third-Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors, too.
Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, Stance Capital and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents. The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
“Section 351” Tax Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Internal Revenue Code. If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.stancefunds.com.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Stance Capital, LLC (“Sub-Adviser”)
PORTFOLIO MANAGERS
Bill Davis and Kyle Balkissoon are the portfolio managers and the individuals that are jointly and primarily responsible for the day-to-day management of the Fund.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND
HOW IS THE FUND DIFFERENT FROM A MUTUAL FUND?
Redeemability. Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of the business day. Shares of the Fund, by contrast, cannot be purchased from or redeemed with the Fund except by or through APs (typically, broker-dealers), and then principally for an in-kind basket of securities (and a limited cash amount). In addition, the Fund issues and redeems Shares on a continuous basis only in large blocks of Shares called “Creation Units.”
Exchange Listing. Unlike mutual fund shares, Shares will be listed for trading on the Exchange. Investors can purchase and sell Shares on the secondary market through a broker. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Secondary-market transactions do not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of the Fund’s portfolio holdings. The market price of Shares may differ from the NAV of the Fund. The difference between market price of Shares and the NAV of the Fund is called a premium when the market price is above the reported NAV and called a discount when the market price is below the reported NAV, and the difference is expected to be small most of the time, though it may be significant, especially in times of extreme market volatility.
Transparency. The Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).
Premium/Discount Information. Information about the premiums and discounts at which Shares have traded is available at www.stancefunds.com.
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Fund’s investment objective is a non-fundamental investment policy and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.
The Fund is a passively managed ETF. The Fund’s primary investment strategies described in this prospectus are the strategies that the Adviser believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s SAI, which can be found on the Fund’s website at www.stancefunds.com.
The Fund seeks to track the performance, before fees and expenses, of the Index. Change Finance licenses the Index to the Sub-Adviser and the Fund.
Change Finance created and is responsible for maintaining and applying the rules-based methodology of the Index. The Index is calculated by an independent third-party (the “Index Calculation Agent”) that is not affiliated with the Fund, the Adviser, Stance Capital, the Fund’s distributor, or any of their respective affiliates. The Index Calculation Agent provides information to the Fund about the Index constituents and does not provide investment advice with respect to the desirability of investing in, purchasing, or selling securities.
Construction of the Index begins with the constituents of the Solactive Universe generally the 1,000 largest U.S.-listed common stocks and REITs.
To be eligible for inclusion in the Index, companies must meet the ESG standards determined by Change Finance, which relies on ESG indicators provided by ISS ESG. ISS ESG indicators measure the degree to which a company performs its business in accordance with specified ESG factors. Such factors include (i) whether a company’s primary business is in a prohibited industry (e.g., oil, gas, coal, tobacco); (ii) whether a company is involved in producing goods in a controversial business area (e.g., fossil fuels, nuclear power, GMOs, military weapons, pesticides); (iii) whether a company has a history of controversial business practices relating to human rights, labor rights, environmental protection, or business malpractice (e.g., corruption, extreme tax avoidance); as well as (iv) standards and performance criteria related to environmental impacts (e.g., emissions, harmful chemicals in product portfolio, biodiversity management) and human impacts (e.g., hiring practices related to diversity, supply chain standards, health risk in product portfolio). Each factor may be evaluated using one or more indicators. Indicators generally take one of three forms: (A) a percentage of revenue derived from a particular business activity; (B) an analyst rating from 1-4 (with 1 being the lowest score and 4 the highest); or (C) for controversy indicators, the severity of the controversy (e.g., human rights).
ISS ESG assigns a score, with respect to each applicable indicator, to each company. To be eligible for inclusion in the Index, a company must meet the minimum threshold score established by the Index methodology with respect to each indicator. The

Eligible Companies are then sorted by sector (e.g., healthcare, technology, consumer services) and ranked within each sector by their free-float market capitalization.
The Index contains approximately 100 equally-weighted Eligible Companies, and the weight of each sector in the Index reflects the weight of such sector in the Solactive Universe For example, if the technology sector makes up 35.84% of the Solactive Universe, the 36 largest Eligible Companies in the technology sector will be included in the Index with a total weight of 36%.
Index Reconstitution. The Index is reconstituted quarterly after the close of trading on the 10th business day of each March, June, September and December, utilizing data from the last business day of the month preceding the reconstitution. If at the time of a reconstitution of the Index there are not a sufficient number of Eligible Companies in a particular sector, the target weight of the remaining sectors will be increased proportionally to include additional companies in such other sector(s). Additionally, if due to rounding, 100 stocks are not selected for the Index at the time of its reconstitution, the largest Eligible Company not otherwise included in the Index will be added to the Index.
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equity securities of Eligible Companies (i.e., companies that meet the ESG criteria) that do not derive any revenue from fossil fuel productions, fossil fuel power generation, tobacco production, production of GMOs, nuclear power generation, weapons production, or hazardous pesticide production. Such policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders. With respect to this policy, the Fund defines “equity securities” to mean common and preferred stocks, rights, warrants, depositary receipts, equity interests in REITs, and MLPs.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index, the risk, return and other characteristics of which closely resemble the risk, return and other characteristics of the Index as a whole, when Stance Capital believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT RISKS
The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the sections titled “Fund Summary—Principal Investment Risks” above.
Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, higher inflation, Russia’s invasion of Ukraine and the COVID-19 pandemic have negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Adviser. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the

Acquiring Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Acquiring Fund’s net asset value and possibly face delisting.
•Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
•Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Acquiring Fund, asset swings in the Acquiring Fund, and/ or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Acquiring Fund’s NAV, there may be times when the market prices of shares is more than the NAV (premium) or less than the NAV (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Acquiring Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Acquiring Fund shares may decrease considerably and cause the market price of Acquiring Fund shares to deviate significantly from the Acquiring Fund’s NAV.
•Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Acquiring Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Acquiring Fund’s NAV and the price at which the Acquiring Fund shares are trading on the Exchange, which could result in a decrease in value of the Acquiring Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Acquiring Fund’s portfolio securities and the Acquiring Fund’s market price. This reduced effectiveness could result in Acquiring Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Acquiring Fund shares.
•Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.
•Trading Issues Risk. Although the Acquiring Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Acquiring Fund shares will develop or be maintained. Trading in Acquiring Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Acquiring Fund shares inadvisable. In addition, trading in Acquiring Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Acquiring Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Acquiring Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Acquiring Fund, it may have difficulty maintaining its listings on the Exchange.
Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events have caused significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events; and widespread uncertainty regarding the long-term effects of such events.
Governments and central banks, including the Federal Reserve in the United States, took extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by keeping interest rates at historically low levels for an extended period. The Federal Reserve concluded its market support activities in 2022 and began to raise interest rates in an effort to fight inflation. The Federal Reserve may determine to raise interest rates further. This and other government intervention into the economy and financial markets to address the pandemic, inflation, or other significant events in the future, may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
Such events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Adviser, the Sub-Advise and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.
Concentration Risk. To the extent a Fund’s investments are concentrated in a particular industry or group of industries, the Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that a Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, or asset class. As of June 30, 2024, the Fund was concentrated in the information technology sector.
Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Sub-Adviser’s mandate as described in this Prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Sub-Adviser relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser nor the Sub-Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.

Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes and may be more prone to global economic risks. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.
MLP Risk. Investment in securities of an MLP involves risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Changes in existing laws, regulations or enforcement policies governing the energy sector could significantly increase the compliance costs of MLPs. Certain MLPs could, from time to time, be held responsible for implementing remediation measures, the cost of which may not be recoverable from insurance. A Fund will select its investments in MLPs from the current small pool of issuers. Demand for investment opportunities in MLPs that operate energy-related businesses may exceed supply, which could make it difficult to operate the Fund.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated, or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.
REIT Risk. The Fund’s investments in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for the favorable tax treatment generally available to REITs under the Internal Revenue Code of 1986, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Risk of Investing in ESG Companies. The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Index methodology’s ESG investment screening. This may affect the Fund’s exposure to certain companies or industries and may adversely impact the Fund’s performance depending on whether such companies or industries are in or out of favor in the market. The Fund’s performance may be lower than other funds that do not seek to invest in companies based on ESG factors and/or remove certain companies or industries from its selection process. The Index methodology seeks to identify companies that meet certain ESG standards and scores, but investors may differ in their views of ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, the Index methodology incorporates ESG information provided by third-party data providers, which may be incomplete, inaccurate or unavailable for certain issuers. In addition, ESG information across third-party data providers, indexes and other funds may differ and/or be incomplete.
“Section 351” Tax Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Internal Revenue Code. If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets. Similarly, if any of the contributors in an in-kind contribution are corporations (or are partnerships or trusts with corporate beneficial owners) and a special deemed-sale election is not made in connection with the contribution, then the Fund could become liable for an entity-level corporate tax if it disposes of the contributed assets within five years. Distributions of gain recognized on the disposition of those assets would be taxable to shareholders (as discussed above), in addition to this entity-level corporate tax. At the time this prospectus is being prepared, Fund management is not aware of corporate transferors in the Section 351 contribution. Initially, the Fund is expected to include in its portfolio some securities received as part of the initial seeding of the Fund through Section 351 contributions, which the Fund intends to hold for a shorter time horizon. The Adviser estimates that the Fund will be operating with its target holdings within one month after launch assuming that market conditions remain stable.
Sector Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations or monetary and fiscal policies, market sentiment and expectations, availability of basic resources or supplies, or other events that affect that sector more than securities of issuers in other sectors. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.
•Information Technology Sector Risk. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
•Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.
•Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, litigation, obsolescence of technology, and an increased emphasis on the delivery of health care through outpatient services. The business operations and profitability of companies in the pharmaceuticals and biotechnology industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection, and intense competition.
Third-Party Data Risk. The composition of the Index is heavily dependent on Third-Party Data. When Third-Party Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third-Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors, too.
Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.
ADDITIONAL INFORMATION ABOUT THE INDEX
The Sub-Adviser has entered into a license agreement with the Index Provider pursuant to which the Sub-Adviser pays a fee to use the Index and the marketing names as licensed trademarks of Change Finance. The Index Provider has also licensed the use of the Index to the Fund. The Index is compiled by Change Finance and calculated by the Index Calculation Agent. No entity that creates, compiles, sponsors or maintains the Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Sub-Adviser, the Distributor or a promoter of a Fund. Neither the Adviser, the Sub-Adviser, nor any of their respective affiliates have any rights to influence the selection of the securities in an Index.
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY CHANGE FINANCE, P.B.C. (“CHANGE”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING THE CHANGE FINANCE DIVERSIFIED IMPACT U.S. LARGE CAP FOSSIL FUEL FREE INDEX (COLLECTIVELY, THE “CHANGE PARTIES”). THE CHANGE FINANCE DIVERSIFIED IMPACT U.S. LARGE CAP FOSSIL FUEL FREE INDEX IS THE EXCLUSIVE PROPERTY OF CHANGE. CHANGE AND ITS INDEX’S NAMES ARE SERVICE MARK(S) OF CHANGE OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE SUB-ADVISER. NONE OF THE CHANGE PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE CHANGE FINANCE DIVERSIFIED IMPACT U.S. LARGE CAP FOSSIL FUEL FREE INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. CHANGE OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS, AND TRADE NAMES AND OF THE CHANGE FINANCE DIVERSIFIED IMPACT U.S. LARGE CAP FOSSIL FUEL FREE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY CHANGE OR ITS DESIGNEES WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE CHANGE PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING, OR CALCULATING THE CHANGE FINANCE DIVERSIFIED IMPACT U.S. LARGE CAP FOSSIL FUEL FREE INDEX. NONE OF THE CHANGE PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE CHANGE PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR OFFERING OF THIS FUND.
ALTHOUGH CHANGE OR ITS DESIGNEES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE CHANGE FINANCE DIVERSIFIED IMPACT U.S. LARGE CAP FOSSIL FUEL FREE INDEX FROM SOURCES THAT CHANGE CONSIDERS RELIABLE, NONE OF THE CHANGE PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR COMPLETENESS OF THE CHANGE FINANCE DIVERSIFIED IMPACT U.S. LARGE CAP FOSSIL FUEL FREE INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE CHANGE PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE CHANGE FINANCE DIVERSIFIED IMPACT U.S. LARGE CAP FOSSIL FUEL FREE INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE CHANGE PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS OF OR IN CONNECTION WITH THE CHANGE FINANCE DIVERSIFIED IMPACT U.S. LARGE CAP FOSSIL FUEL FREE INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE CHANGE PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE CHANGE PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE CHANGE FINANCE DIVERSIFIED IMPACT U.S. LARGE CAP FOSSIL FUEL FREE INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE CHANGE PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller, or holder of this security, product, or fund, or any other person or entity, should use or refer to any Change trade name, trademark, or service mark to sponsor, endorse, market, or promote this security without first contacting Change to determine whether Change’s permission is required. Under no circumstances may any person or entity claim any affiliation with Change without the prior written permission of Change.
FUND MANAGEMENT
Investment Adviser
Empowered Funds, LLC dba EA Advisers acts as the Fund’s investment adviser (the “Adviser”). The Adviser selects the Fund’s sub-adviser and oversees the sub-adviser’s management of the Fund. The Adviser also provides trading, execution and various other administrative services and supervises the overall daily affairs of the Fund. The Adviser is located at 19 East Eagle Road, Havertown, PA 19083 and is wholly-owned by Alpha Architect LLC. The Adviser is registered with the Securities and Exchange

Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and provides investment advisory services solely to the Fund and other exchange-traded funds. The Adviser was founded in October 2013.
The Adviser provides trading, execution and various other administrative services and supervises the overall daily affairs of the Funds, subject to the general supervision and control of the Board. The Adviser performs its services to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser. The Adviser is entitled to receive an advisory fee based the Fund’s average daily net assets for the services and facilities it provides payable at the annual rate of 0.49%.
The Adviser (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing these advisory services and all expenses of the Fund, except for the fee paid to the Adviser pursuant to this Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses (including affiliated funds’ fees and expenses), taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses and fees and expenses associated with the Fund’s securities lending program, if applicable.
The Advisory Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned. The Adviser retains the authority, pursuant to the terms of the investment sub-advisory agreement, to exercise its right to control the overall management of the Fund’s assets.
Investment Sub-Adviser
The Adviser has retained Stance Capital, LLC (“Stance Capital”), an investment adviser registered with the SEC, to provide sub-advisory services for the Fund. The Sub-Adviser is organized as a Massachusetts limited liability company with its principal office located at 131 Dartmouth Street, 3rd Floor, Boston, MA 02116, and was founded in 2016. The Sub-Adviser offers investment management services to individual and institutional clients, as well as the Fund, and primarily allocates client assets among various ETFs, and individual debt and equity securities in accordance with their stated investment objectives. The Sub-Adviser is responsible for determining the investments for the Fund, subject to the overall supervision and oversight of the Adviser and the Board.
The Sub-Adviser has discretionary responsibility to select the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions. The Sub-Adviser is not responsible for selecting broker-dealers or placing the Fund’s trades. Rather, the Sub-Adviser constructs the overall portfolio and provides trading instructions to the Adviser, and, in turn, the Adviser is responsible for selecting broker-dealers and placing the Fund’s trades.
For its services, the Adviser pays the Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets as follows: 0.25% (annual rate as a percentage of average daily net assets).
Fund Sponsor
The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser pursuant to which the Sub-Adviser is also the sponsor of the Fund (“Fund Sponsor”). Under this arrangement, the Fund Sponsor has agreed to provide financial support to the Fund (as described below) and, in turn, the Adviser has agreed to share with the Fund Sponsor a portion of profits, if any, generated by the Fund’s Advisory Fee (also as described below). Every month, the Advisory Fee, which is a unitary management fee, is calculated and paid to the Adviser.
If the amount of the unitary management fee exceeds the Fund’s operating expenses and the Adviser-retained amount, the Adviser pays the net total to the Fund Sponsor. The amount paid to the Fund Sponsor represents both the sub-advisory fee and any remaining profits from the Advisory Fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee, the sub-advisory fee is automatically waived.
If the amount of the unitary management fee is less than the Fund’s operating expenses and the Adviser-retained amount, Fund Sponsor is obligated to reimburse the Adviser for the shortfall.
The Adviser-retained amount represents an agreed upon fee arrangement between the Adviser and Fund Sponsor. This arrangement calls for the Fund Sponsor to pay the Adviser a fee and reimburse the Adviser for certain Fund operating expenses it paid pursuant to the Advisory Agreement.
APPROVAL OF ADVISORY AGREEMENT & INVESTMENT SUB-ADVISORY AGREEMENTS
A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund will be available in the Fund’s first Form N-CSR.
PORTFOLIO MANAGERS

Bill Davis and Kyle Balkissoon are the portfolio managers and the individuals that are jointly and primarily responsible for the day-to-day management of the Fund.
Bill Davis has served as a Portfolio Manager of the Fund since its inception in 2024. Mr. Davis founded Stance Capital to bring to market investment portfolios that mitigate material environmental, social, and governance risks and generate excess returns while at the same time allowing investors to align their portfolios with their belief systems. Prior to forming Stance Capital, Mr. Davis was co-founder and Managing Director of Empirical Asset Management, and a Portfolio Manager on EAM Sustainable Equity, a strategy he launched in 2014. Prior to cofounding Empirical, he was the founder and CEO of Ze-gen, a venture and private equity backed renewable energy company. Mr. Davis received a B.A. from Connecticut College, and his career in business has included serving as CEO or founder of numerous companies including Database Marketing Corporation, Holland Mark, and Cambridge Brand Analytics. He serves on the Board of Ceres and leads a shareholder engagement effort within Climate Action 100+, a collaborative effort between United Nations Principles of Responsible Investment (UNPRI) and Ceres.
Kyle Balkissoon has served as a Portfolio Manager of the Fund since its inception in 2024. Mr. Balkissoon joined Stance Capital to leverage and advance state-of-the-art machine learning and analysis methods to help clients outperform while adhering to their values. Prior to joining Stance Capital, Kyle led Cognitive Forecasting at IBM, where he was responsible for the development of large forecasting systems for clients in areas such as sales growth, crop yield, replenishment, demand forecasting, advertising, and others. He was an independent data science consultant and led quantitative ESG research at Corporate Knights Capital. Kyle has an M.SC in Financial Markets from EDHEC, a B.Sc in Mathematical Sciences from McMaster University, and a B.A. in Economics from McMaster University. He has contributed to several open source packages in the quantitative finance space and given talks at various conferences in quantitative finance.
The Fund’s SAI provides additional information about the portfolio managers, including other accounts each manages, their ownership in the Fund, and compensation.
Manager of Managers Structure
The Adviser and the Trust have received an exemptive order (the “Order”) from the SEC that allows each Fund to operate in a “manager of managers” structure whereby the Adviser can appoint and replace unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval, but without obtaining prior shareholder approval (“Manager of Managers Structure”). Each Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The Order provides each Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.
The use of the Manager of Managers Structure with respect to each Fund is subject to certain conditions that are set forth in the Order. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and approval of the Board; set each Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of each Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with each Fund’s investment goal, policies and restrictions. Subject to review by the Board, the Adviser will allocate and, when appropriate, reallocate each Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.
OTHER SERVICE PROVIDERS
Quasar Distributors, LLC (“Distributor”) serves as the distributor of Creation Units (defined above) for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, is the administrator, fund accountant, and transfer agent for the Fund.
U.S. Bank National Association is the custodian for the Fund.
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.
Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
THE EXCHANGE
Shares are not sponsored, endorsed or promoted by the Exchange. The Exchange is not responsible for, nor has it participated, in the determination of the timing of, prices of, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing or trading of Shares. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BUYING AND SELLING FUND SHARES
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units are generally issued and redeemed only in-kind for securities although a portion may be in cash.
Shares will trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem Shares directly from the Fund. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.
Except when aggregated in Creation Units, Shares are not redeemable with the Fund.
BUYING AND SELLING SHARES ON THE SECONDARY MARKET
Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. The Trust does not impose any redemption fees or restrictions on redemptions of Shares in the secondary market. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy.
Shares of the Fund are listed on the Exchange under the following symbol:

Fund	Trading Symbol
Stance Sustainable Beta ETF	STSB
The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.
Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding Shares and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.
Share Trading Prices. The trading prices of Shares may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand for Shares, the prices of the Fund’s portfolio securities, economic conditions and other factors.
The Exchange through the facilities of the Consolidated Tape Association or another market information provider intends to disseminate the approximate value of the Fund’s portfolio every fifteen seconds during regular U.S. trading hours. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.
Continuous Offering. The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes

Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
ACTIVE INVESTORS AND MARKET TIMING
The Board has evaluated the risks of market timing activities by the Fund’s shareholders. The Board noted that Shares can be purchased and redeemed directly from the Fund only in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, although in certain circumstances (e.g., in conjunction with a reallocation of the Fund’s investments), such trades may benefit Fund shareholders by increasing the tax efficiency of the Fund. The Board also noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. In addition, the Fund will impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.
DISTRIBUTION AND SERVICE PLAN
The Fund has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). As of the date of this Prospectus, the maximum amount payable under the Plan is set at 0% until further action by the Board. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.
NET ASSET VALUE
The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.
The Fund calculates its NAV per Share by:
•Taking the current market value of its total assets,
•Subtracting any liabilities, and
•Dividing that amount by the total number of Shares owned by shareholders.
If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.
Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a nonexchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Fund.
Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.
If a market price is not readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board.
To the extent the Fund holds securities that may trade infrequently, fair valuation may be used more frequently. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust maintains a website for the Fund at www.stancefunds.com. Among other things, the website includes this Prospectus and the SAI, and will include the Fund’s annual and semi-annual reports to shareholders, financial information, holdings, and proxy information. and the Fund’s The website shows the Fund’s daily NAV per share, market price, and premium or discount, each as of the prior business day. The website also shows the extent and frequency of the Fund’s premiums and discounts. Further, the website includes the Fund’s median bid-ask spread over the most recent thirty calendar days.
Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through its website at www.stancefunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.
INVESTMENTS BY OTHER INVESTMENT COMPANIES
For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by Rule 6c-11, Rule 12d1-4, or an exemptive order of the SEC.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when:
•Your Fund makes distributions,
•You sell your Shares listed on the Exchange, and
•You purchase or redeem Creation Units.
Dividends and Distributions
Dividends and Distributions. The Fund intends to elect and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no U.S. federal income tax on the income and gains it distributes to you. The Fund expects to declare and to distribute its net investment income, if any, to shareholders as dividends annually. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Avoid “Buying a Dividend.” At the time you purchase Shares of the Fund, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes
Tax Considerations. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For U.S. federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gain no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by certain shareholders at long-term capital gain rates provided certain holding period requirements are met.
Taxes on Sales of Shares. A sale or exchange of Shares is a taxable event and, accordingly, a capital gain or loss will generally be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.
Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. The Fund also must backup withhold if the Internal Revenue Service (“IRS”) instructs it to do so. When backup withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Shares generally are subject to applicable state and local taxes.
Taxes on Purchase and Redemption of Creation Units. An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the cash amount paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might not be deductible.
Under current U.S. federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. federal withholding tax at a 30% or lower treaty rate and are subject to special U.S. federal tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. federal withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. However, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends may be exempt from U.S. withholding provided the Fund makes certain designations and other requirements are met. Furthermore, notwithstanding such exemptions from U.S. federal withholding at the source, any such dividends and distributions of income and capital gains will be subject to U.S. federal backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. In addition, U.S. estate tax may apply to Shares of the Fund.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on (i) income dividends paid by the Fund, and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares paid by the Fund, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state, local or foreign tax consequences before making an investment in the Fund.
FINANCIAL HIGHLIGHTS
The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus and does not have financial highlights to present at this time.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund will be in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during the last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The SAI dated September 14, 2024, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.
To receive a free copy of the latest annual or semi-annual report, or the SAI, or to request additional information about the Fund, please contact us as follows:

Call:	(215) 882-9983

Write:	19 East Eagle Road
Havertown, PA 19083

Visit:	www.stancefunds.com
INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION
Reports and other information about the Fund are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a duplicating fee, by e-mail request to publicinfo@sec.gov.

Investment Company Act File No. 811-22961.